AMENDMENT RELATING TO OFF-SITE LOAN


     THIS AMENDMENT RELATING TO OFF-SITE LOAN dated January 9, 1996, but effective as of January 1, 1995 and is made by and between MAUI LAND & PINEAPPLE COMPANY, INC., a Hawaii corporation (the "Borrower") having an office address at 120 Kane Street, Kahului, Maui 96732 and NI HAWAII RESORT, INC., a Hawaii corporation (the "Lender"), having a post office address at 745 Fort Street, 8th Floor, Honolulu, Hawaii 96813.

                        R E C I T A L S:

     Borrower and KAPTEL ASSOCIATES, a Hawaii partnership ("Kaptel"), entered into that certain Loan and Security Agreement dated September 26, 1990 (the "Loan Agreement"), a UCC-1 Financing Statement, and a Letter Agreement dated September 26, 1990 relating to Nonrecourse Open Account for Off-Site Improvements (the "Letter Agreement") (the Loan Agreement, the UCC-1 Financing Statement and the Letter Agreement are collectively referred to herein as the "Loan Documents").

     Borrower and Lender now desire to amend certain terms of the Loan Documents.

     NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the Borrower and Lender hereby agree as follows:

     1. Amendment of Letter Agreement. The Letter Agreement is deleted in its entirety and replaced with the Letter Agreement that is attached hereto.

     2. Conflict With Terms of Loan Documents. In the event of any conflict between the terms of the Letter Agreement, as hereby amended, and the Loan Documents, the terms of the Letter Agreement, as amended, shall control. Borrower and Lender hereby confirm that except as herein expressly amended, the terms of the Loan Documents remain in full force and effect.

     IN WITNESS WHEREOF, the Borrower and Lender have executed this Amendment as of the day and year first above written.

                              MAUI LAND & PINEAPPLE COMPANY, INC.

                                 /S/ DON YOUNG
                              By__________________________________
                                 Name:  DON YOUNG
                                 Title:  EXECUTIVE VICE PRESIDENT/
                                                          RESORT
                                 /S/ PAUL J. MEYER
                              By__________________________________
                                 Name:  PAUL J. MEYER
                                 Title: EXECUTIVE VICE PRESIDENT/
                                                       FINANCE

                              NI HAWAII RESORT, INC.

                                 /S/  T. OKUYAMA
                              By__________________________________
                                 Name: T. OKUYAMA
                                 Title: VICE PRESIDENT-SECRETARY


                              By__________________________________
                                 Name:
                                 Title: